UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):       October 28, 1998


                             QMS, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                    1-9348                  63-0737870
 (State or other jurisdiction       (Commission         (IRS Employer
  of incorporation)                  File Number)         Identification No.)



               One Magnum Pass, Mobile, Alabama                   36618
         (Address of principal executive offices)                 (zip code)
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    Registrant's telephone number, including area code         (334) 633-4300



     Item 8.   Change In Fiscal Year

     On October 28, 1998, QMS, Inc. modified its accounting periods effective in fiscal 1999, from a fiscal year ending on the Friday closest to September 30 to a fiscal year ending on the Friday closest to December 31. The first SEC report affected by this change will be the 10-Q Report for the three-month transition period ending on January 1, 1999.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Registrant:

                              QMS, INC.


                              /s/ Edward E. Lucente
                              Edward E. Lucente
                              President, Chief Executive Officer, and
                              Chairman of the Board



Date:  October 28, 1998



























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